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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) October 16, 2001

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated October 16, 2001, regarding its financial results and selected balance sheet information as of and for the period ended September 30, 2001, is attached.





          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: October 16, 2001               Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director


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          IBM Credit Reports 2001 Third Quarter Financial Results

          ARMONK, N.Y., October 16, 2001 . . . IBM Credit Corporation today reported third quarter 2001 net earnings of $112.67 million, a 7 percent increase, compared with $105.01 million for the third quarter of 2000.  The annualized return on average equity was

          23.6 percent, compared with 18.4 percent in 2000.

               New customer financing originations* for acquisition of

          information technology products and services decreased 16 percent to $1.38 billion in the third quarter of 2001, compared with

          $1.65 billion for the same period in 2000. New commercial

          financing originations -- providing working capital for

          inventory, accounts receivable and acquisition financing --

          decreased 20 percent to $2.74 billion, compared with $3.41 billion for the same 2000 period.





               At September 30, 2001, total assets were $15.31 billion,

          compared with $16.80 billion at December 31, 2000, a decrease of

          9 percent.  Retained earnings were $1.23 billion, compared with

          $1.43 billion at December 31, 2000, a decrease of 14 percent.

          Retained earnings at September 30, 2000, were $1.53 billion.

               Net earnings for the first three quarters of 2001 were

          $320.21 million, an increase of 4 percent,  compared with $307.86 million for the same period of 2000; customer financing

          originations* increased by 7 percent to $4.62 billion, compared with $4.33 billion for the same period of 2000; and commercial financing originations decreased by 12 percent to $8.39 billion,

          compared with $9.54 billion for the same 2000 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  With more than $46 billion in new financing originations in 2000, IBM Global

          Financing offers businesses of all sizes leasing and financing solutions for IBM and non-IBM hardware, software and services. In addition, IBM Global Financing provides flexible commercial financing offerings for inventory, accounts receivable and other working capital requirements. Visit the IBM Global Financing home page at www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for historical information and discussions contained herein, statements contained in this release may constitute

          "forward-looking statements" within the meaning of the Private

          Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange

          Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.



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